UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 12, 2008

SIX FLAGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number	(IRS Employer Identification No.)

1540 Broadway, 15th Floor
New York, New York, 10036
(Address of Principal Executive Offices) (Zip Code)

(212) 652-9403
(Registrant's Telephone Number, Including Area Code)

(n/a)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

Six Flags, Inc. (“Six Flags”) is electing to furnish under Item 7.01, the matters disclosed in its June 12, 2008 press release announcing the final results of a private exchange offer for certain of its outstanding debt securities previously announced on May 14, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The press release contains forward-looking statements regarding Six Flags and its subsidiaries and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information furnished pursuant to this Item 7.01 (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by Six Flags under the Securities Act of 1933, as amended, or under the Exchange Act, unless Six Flags expressly sets forth in such future filings that such information is to be considered “filed” or incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release of Six Flags, Inc., dated June 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS, INC.

By:	/s/ James M. Coughlin
	Name:	James M. Coughlin
	Title:	General Counsel

Date:  June 12, 2008

EXHIBIT INDEX
Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Six Flags, Inc., dated June 12, 2008.	E